                                                                  Exhibit 10.5.6
                                                              Name:  Doug Hanson


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY



     BRIERBROOK PARTNERS,
             L.L.C.                        PERCENTAGE                     CASH
           OWNERSHIP                        OWNERSHIP                    AMOUNT
     --------------------                  ----------                    ------
                                                2%                       $26,000





                                            /s/   Doug Hanson
                                            ------------------------------------
                                            Name:   Doug Hanson

May 22, 2002
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